UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

DIGIMARC CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8500 SW Creekside Place, Beaverton Oregon 97008
(Address of principal executive offices) (Zip Code)

(503) 469-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on May 7, 2025.

(b) At the Annual Meeting, 18,247,547 shares were represented to vote either in person or by proxy, or 85% of the outstanding shares, which constituted a quorum. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors

Lashonda Anderson-Williams, Sheila Cheston, Sandeep Dadlani, Katie Kool, Riley McCormack, Dana Mcilwain, and Michael Park were elected as directors for a term of one year. The voting for each director was as follows:

			Broker
	For	Withheld	Non-Votes
Lashonda Anderson-Williams	13,538,574	362,092	4,346,881
Sheila Cheston	13,546,728	353,938	4,346,881
Sandeep Dadlani	13,620,256	280,410	4,346,881
Katie Kool	12,720,155	1,180,511	4,346,881
Riley McCormack	12,636,477	1,264,189	4,346,881
Dana Mcilwain	13,606,104	294,562	4,346,881
Michael Park	13,614,619	286,047	4,346,881

Proposal 2: Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified with 17,976,618 votes in favor, 213,809 votes against and 57,120 abstentions.

Proposal 3: Advisory Vote to Approve Executive Compensation

The nonbinding advisory vote to approve compensation paid to the Company’s executive officers received 11,635,151 votes in favor, 2,178,183 votes against, 87,332 abstentions and 4,346,881 broker non-votes.

Proposal 4: Approval of Digimarc Corporation Employee Stock Purchase Plan

The approval of the Employee Stock Purchase Plan was ratified with 13,610,160 votes in favor, 230,886 votes against, 59,620 abstentions and 4,346,881 broker non-votes.

Proposal 5: Approval of Amendments to the Digimarc Corporation 2018 Incentive Plan

The approval of Amendments to the Digimarc Corporation 2018 Incentive Plan was ratified with 13,366,447 votes in favor, 464,599 votes against, 69,620 abstentions and 4,346,881 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025

By:	/s/ George Karamanos
George Karamanos
Executive Vice President, Chief Legal Officer and Secretary